Exhibit 3.119

LP 1205 SUBMIT IN DUPLICATE $25 filing fee. See other side for acceptable forms of payment.	JIM EDGAR Secretary of State State of Illinois CERTIFICATE TO BE GOVERNED BY THE REVISED UNIFORM LIMITED PARTNERSHIP ACT (Pre-existing Illinois Limited Partnership)	S004986

Pursuant to the provisions of the Revised Uniform Limited Partnership Act, the preexisting limited partnership named below is hereby governed by that Act, effective at the time this certificate is filed in the office of the Secretary of State.

1.	The limited partnership’s name is:	The Hamilton Place Partnership.
2.	The Federal Employer Identification Number (F.E.I.N.) is:	36-6829368.	(Note 1)
3.	The limited partnership’s registered agent’s name and registered office address is:

Registered Agent:	Moehling	James	A.
Last Name	First Name	Middle Name

Hill, VanSanten, Steadman & Simpson, P.C.
Firm Name (if any)

Registered Office:	70th Floor Sears Tower
(P.O. Box alone	Number	Street	Suite #
is unacceptable)
Chicago	Cook Illinois	60606
City	County	Zip Code

4.	The office address, including county, at which the records required by Section 104 are to be kept is:
Kimball Hill, Inc., 5999 New Wilke Road, Suite 504, Rolling Meadows, Cook County, Illinois 60008.
(Note 2)

5.	The limited partnership’s purpose(s) is:	invest in, acquire, hold, maintain, operate, improve, develop, sell, exchange, lease and otherwise use certain real property in Cook County, Illinois in the Village of Palatine.

6.	The latest date upon which the limited partnership is to dissolve is:	August 31, 2015.

7.	The county in which the preexisting limited partnership’s original certificate of limited partnership was filed is:	Cook.
Recording date:	12/26/85.	Document of Book & Page No.:	85338717 .

8.	The total aggregate amount of cash and the aggregate agreed value of other property or services contributed by the partners and
which they have agreed to contribute is: $	225,000.

9.	A brief statement of the partners’ membership termination and distribution rights, if any. One 8-1/2” x 11” standard paper may be used, if needed, and attached to this form. The full text of such rights should be on file in the partnership’s Section 104 office.
See Attached Rider

10.	The names (last name first) and business addresses of all general partners must be listed on a separate plain white 8-1/2” x 11”
sheet which must be stapled to this form.

The undersigned affirms, under penalties of perjury, that the facts stated herein are true.

All general partners are required to sign the certificate to be governed by the Revised Uniform Limited Partnership Act. (Note 3)

/s/ David K. Hill, Jr.
Signature	Signature
David K. Hill, Jr., President for Kimball Hill
Inc., sole general partner
Name (please print or type)	Name (please print or type)

Signature	Signature

Name (please print or type)	Name (please print or type)

If additional space is needed, this must be continued in the same format on a plain white 8-1/2”x 11” sheet, which must be stapled to this form. Number of additional pages: One.

S004986

RIDER TO CERTIFICATE OF LIMITED PARTNERSHIP

FOR

THE HAMILTON PLACE PARTNERSHIP

Paragraph 9. continued

Without cause or the occurrence of certain events as described in the Partnership Agreement, no partner may unilaterally terminate its membership in the limited partnership.

Paragraph 10. continued

Name and business address of sole general partner:

Kimball Hill, Inc.
Attention: Hal Barber
5999 New Wilke Road, Suite 504
Rolling Meadows, IL 60008

UPON RECORDATION MAIL TO:

JAMES A. MOEHLING, Esq.
70th Floor Sears Tower
Chicago, IL 60606
(312) 876-0200

LP 1110 (10/90) SUBMIT IN DUPLICATE REINSTATEMENT FEE $100.00 PENALTY AMOUNT $ 100	SECRETARY OF STATE STATE OF ILLINOIS APPLICATION FOR REINSTATEMENT TO THE CERTIFICATE OF LIMITED PARTNERSHIP DOMESTIC OR FOREIGN

Pursuant to the provisions of the Revised Uniform Limited Partnership Act, the undersigned limited partnership hereby applies for reinstatement.

1.	The limited partnership’s true name is:		The Hamilton Place Partnership

2.	The limited partnership’s file number is:		to be assigned S004986

3.	The Federal Employer Identification Number (F.E.I.N.) is:		36-6829368

4.	The admitting name or assumed name, if any, under which the limited partnership is transacting business in Illinois is:

5.	State of jurisdiction is:		Illinois

6.	The application for reinstatement is to return the limited partnership to good standing (Check and complete where appropriate)

	☐	a)	For failure to file the biennial renewal report within 90 days after the anniversary date.
	☒	b)	For failure to file a “Certificate to be Governed” in the specified time allowed (prior 1/1/90)
	☐	c)	For failure to maintain a registered agent in this state as required.
	☐	d)	For failure to report a FEIN within 180 days after filing the initial document with the Secretary of State.
	☐	e)	Other (specify)

7.	Penalty of $100.00 for each delinquency checked in item number 6 per Section 1109 (a)(b) The total amount is: $ 100 .

This application must be accompanied by all delinquent reports and/or documents together with the filing fees and penalties required.

The undersigned affirms, under penalties of perjury, that the facts stated herein are true

The original application for reinstatement must be signed by at least one general partner.

/s/ James A. Moehling
(Signature)

Kimball Hill, Inc. as sole general partner
(Type or print Name and Title)
By: James A. Moehling, Asst. Secretary

LP 1108 C	FILING DEADLINE IS: PRIOR TO	12/01/92

Submit Typed in Duplicate
$15 Filing Fee

SECRETARY OF STATE — STATE OF ILLINOIS
LIMITED PARTNERSHIP BIENNIAL RENEWAL REPORT

DO NOT MAKE CHANGES ON THIS FORM. IF CHANGES ARE NECESSARY, AMENDMENT FORM LP 202 (ILLINOIS) OR LP 905 (FOREIGN) AND THE $25 FEE IS REQUIRED.

Registered Agent name and Registered Agent’s office address.

JAMES A. MOEHLING
70TH FLOOR SEARS TOWER		COOK
CHICAGO, IL 60606

Limited Partnership Name: THE HAMILTON PLACE PARTNERSHIP

Secretary of State’s Assigned File Number:    S004986

Federal Employer Identification Number:     366829368

State of Jurisdiction:      ILLINOIS

I affirm this limited partnership still exists in Illinois.

Address of office where records required by Section 104 (Illinois) or Section 902 (Foreign) are kept:

5999 NEW WILKE RD STE. 504	COOK
ROLLING MEADOWS, IL 60008

I affirm that any entity serving as a general partner for this limited partnership is in good standing in its home state of jurisdiction.

The undersigned affirms, under penalty of perjury, that the facts stated herein are true as of date of filing.

Renewal report must be signed by a general partner.	RETURN TO: Secretary of State Department of Business Services Limited Partnership Division Room 330 Centennial Building Springfield, Illinois 62756 Telephone: (217) 785-8960
/s/ James A. Moehling
(Signature)
James A. Moehling Assistant Secretary
(Type or Print Name and Title)

Kimball Hill, Inc.
(Name of General Partner if a corporation or other entity)

LP 1108 C	FILING DEADLINE IS: PRIOR TO	12/01/94

Submit Typed in Duplicate
$15 Filing Fee

SECRETARY OF STATE — STATE OF ILLINOIS
LIMITED PARTNERSHIP BIENNIAL RENEWAL REPORT

DO NOT MAKE CHANGES ON THIS FORM. IF CHANGES ARE NECESSARY, AMENDMENT FORM LP 202 (ILLINOIS) OR LP 905 (FOREIGN) AND THE $25 FEE IS REQUIRED.

Registered Agent name and Registered Agent’s office address.

JAMES A. MOEHLING
70TH FLOOR SEARS TOWER		COOK
CHICAGO, IL 60606

Limited Partnership Name: THE HAMILTON PLACE PARTNERSHIP

Secretary of State’s Assigned File Number:    S004986

Federal Employer Identification Number:     366829368

State of Jurisdiction:  ILLINOIS                        If Foreign attach a current Certificate of Good Standing

I affirm this limited partnership still exists in Illinois.

Address of office where records required by Section 104 (Illinois) or Section 902 (Foreign) are kept:

5999 NEW WILKE RD STE. 504	COOK
ROLLING MEADOWS, IL 60008

I affirm that any entity serving as a general partner for this limited partnership is in good standing in its home state of jurisdiction.

The undersigned affirms, under penalty of perjury, that the facts stated herein are true as of date of filing.

Renewal report must be signed by a general partner.	RETURN TO: Secretary of State Department of Business Services Limited Partnership Division Room 357 Howlett Building Springfield, Illinois 62756 Telephone: (217) 785-8960
/s/ James A. Moehling
(Signature)
James A. Moehling Assistant Secretary
(Type or Print Name and Title)

Kimball Hill, Inc.
(Name of General Partner if a corporation or other entity)

Form LP 202

(Rev. Jan. 1991)

Filing Fee $25

SUBMIT IN DUPLICATE!

All correspondence regarding this filing will be sent to the registered agent of the limited partnership unless a self-addressed envelope with pre-paid postage is included.

GEORGE H. RYAN Secretary of State State of Illinois CERTIFICATE OF AMENDMENT TO THE CERTIFICATE OF LIMITED PARTNERSHIP (Illinois limited partnership)

1.	Limited partnership’s name:		The Hamilton Place Partnership

2.	File number assigned by the Secretary of State:			S004986 .

3.	Federal Employer Identification Number (F.E.I.N.):			36-6829368 .

4.	The certificate of limited partnership is amended as follows: (Check all applicable changes) (Address changes P.O. Box alone and c/o are unacceptable)

	☐	a)		Admission of a new general partner (give name and business address below).

	☐	b)		Withdrawal of a general partner (give name below).

	☒	c)		Change of registered agent and/or registered agent’s office (give new name and address, including county below).

	☐	d)		Change in the address of the office at which the records required by Section 201 of the Act are kept (give new address, including county below).

	☐	e)		Change in the general partners name and/or business address (give name and new address below).

	☐	f)		Change in the partners’ total aggregate contribution amount (give new dollar amount below).

	☐	g)		Change in limited partnership’s name (give new name below).

	☐	h)		Change in date of dissolution (give new date below).

	☐	i)		Other (give information below).
			James A. Moehling 85th Floor– Sears Tower Chicago, IL 60606	Cook

5.	NAME(S) & BUSINESS ADDRESS(ES) OF GENERAL PARTNER(S)

The undersigned affirms, under penalties of perjury, that the facts stated herein are true.

The original certificate of amendment must be signed by a general partner, all new general partners and at least one withdrawing general partner.

	SIGNATURE AND NAME	BUSINESS ADDRESS
	/s/ James A. Moehling		5999 New Wilke Road, Suite 504
1.	(Signature)	1.	Number	Street

	James A. Moehling, Asst. Secretary		Rolling Meadows, IL 60008
	(Type or print name and title)		City/town
Kimball Hill, Inc.
	(Name of General Partner if a corporation or other entity)		State	Zip Code

2.	(Signature)	2.	Number	Street

	(Type or print name and title)		City/town

	(Name of General Partner if a corporation or other entity)		State	Zip Code

3.	(Signature)	3.	Number	Street

	(Type or print name and title)		City/town

	(Name of General Partner if a corporation or other entity)		State	Zip Code

4.	(Signature)	4.	Number	Street

	(Type or print name and title)		City/town

	(Name of General Partner if a corporation or other entity)		State	Zip Code

5.	(Signature)	5.	Number	Street

	(Type or print name and title)		City/town

	(Name of General Partner if a corporation or other entity)		State	Zip Code

(Signatures must be in ink on an original document. Carbon copy, photocopy or rubber stamp signatures may only be used on conformed copies.)

If additional space is needed, it must be continued in the same format on a plain white 8 1/2” x 11” sheet, which must be stapled to this form.

FORMS OF PAYMENT: Payment must be made by certified check, cashier’s check, Illinois attorney’s check, Illinois C.P.A.’s check or money order, payable to “Secretary of State.”	RETURN TO: Secretary of State Department of Business Services Limited Partnership Division Room 357, Howlett Building Springfield, Illinois 62756
DO NOT SEND CASH!	Telephone: (217) 785-8960

Form LP1108C
(Rev. Jan. 1995)

FILING DEADLINE IS
PRIOR TO 12/01/96

$15 Filing Fee

Submit Typed Duplicate

FORMS OF PAYMENTS
Payments must be made
by certified check,
cashier’s check, Illinois
attorney’s check, Illinois
C.P.A.’s check or money
order, Payable to
“Secretary of State”
DO NOT SEND CASH !

SECRETARY OF STATE - STATE OF ILLINOIS
LIMITED PARTNERSHIP BIENNIAL RENEWAL REPORT

DO NOT MAKE CHANGES ON THIS FORM. IF CHANGES ARE NECESSARY, AMENDMENT
FORM LP 202 (ILLINOIS) OR LP 905 (FOREIGN) AND THE $25 FEE IS REQUIRED.

Registered Agent name and Registered Agent’s office address.

JAMES A. MOEHLING
85TH FLR - SEARS TOWER	COOK
CHICAGO, IL 60606

Limited Partnership Name: THE HAMILTON PLACE PARTNERSHIP

Secretary of State’s Assigned File Number: S004986
Federal Employer Identification Number: 366829368

State of Jurisdiction:    ILLINOIS                             If Foreign attach a current Certificate of Good Standing.

I affirm this limited partnership still exists in Illinois.

Address of office where records required by Section 104 (Illinois) or Section 902 (Foreign) are kept:

5999 NEW WILKE RD STE. 504	COOK
ROLLING MEADOWS, IL 60008

The undersigned affirms, under penalty of perjury, that the facts stated herein are true.

Renewal report must be signed by a general partner.	RETURN TO: Secretary of State Department of Business Services Limited Partnership Division Room 357 Howlett Building Springfield, Illinois 62756 Telephone: (217) 785-8960
/s/ James A. Moehling
(Signature)
James A. Moehling, Assistant Secretary
(Type or Print Name and Title)
Kimball Hill, Inc.
(Name of General Partner if a corporation or other entity)
(Signature must be in black ink on an original document. Carbon copy, photo copy or rubber stamp signature may only be used on
conformed copies).	001313

Form LP1108C
(Rev. Jan. 1995)

FILING DEADLINE IS
PRIOR TO 12/01/98

$15 Filing Fee

Submit Typed Duplicate

FORMS OF PAYMENTS
Payments must be made
by certified check,
cashier’s check, Illinois
attorney’s check, Illinois
C.P.A.’s check or money
order, Payable to
“Secretary of State”
DO NOT SEND CASH !

SECRETARY OF STATE - STATE OF ILLINOIS
LIMITED PARTNERSHIP BIENNIAL RENEWAL REPORT

DO NOT MAKE CHANGES ON THIS FORM. IF CHANGES ARE NECESSARY, AMENDMENT
FORM LP 202 (ILLINOIS) OR LP 905 (FOREIGN) AND THE $25 FEE IS REQUIRED.

1        2

Registered Agent name and Registered Agent’s office address.

JAMES A. MOEHLING
85TH FLR - SEARS TOWER	COOK
CHICAGO, IL 60606

Limited Partnership Name: THE HAMILTON PLACE PARTNERSHIP

Secretary of State’s Assigned File Number: S004986
Federal Employer Identification Number: 366829368

State of Jurisdiction:    ILLINOIS      If Foreign attach a current Certificate of Good Standing.

I affirm this limited partnership still exists in Illinois.

Address of office where records required by Section 104 (Illinois) or Section 902 (Foreign) are kept:

5999 NEW WILKE RD STE. 504	COOK
ROLLING MEADOWS, IL 60008

The undersigned affirms, under penalty of perjury, that the facts stated herein are true.

Renewal report must be signed by a general partner.		RETURN TO: Secretary of State Department of Business Services Limited Partnership Division Room 357 Howlett Building Springfield, Illinois 62756 Telephone: (217) 785-8960
/s/ David K. Hill
(Signature)	3187
David K. Hill, Chairman & CEO	055-1
(Type or Print Name and Title)
Kimball Hill, Inc.
(Name of General Partner if a corporation or other entity)
(Signature must be in black ink on an original document. Carbon copy, photo copy or rubber stamp signature may only be used on
conformed copies).		001461

Form LP 202
(Rev. Mar. 1998)

Filing Fee $25

SUBMIT IN DUPLICATE!

Return to: Department of
Business Services
Limited Partnership Division
Room 357, Howlett Building
Springfield, IL 62756
Telephone: (217) 785-8960
http://www.sos.state.il.us.	GEORGE H. RYAN
SECRETARY OF STATE
All correspondence regarding	STATE OF ILLINOIS
this filing will be sent to
the registered agent of the	CERTIFICATE OF AMENDMENT
limited partnership unless a	TO THE
self-addressed envelope with	CERTIFICATE OF LIMITED PARTNERSHIP
pre-paid postage is included.	(Illinois limited partnership)
(Please type or print clearly)

1.	Limited partnership’s name:	The Hamilton Place Partnership
2.	File number assigned by the Secretary of State:	S004986.
3.	Federal Employer Identification Number (F.E.I.N.):	366829368.

4.         The certificate of limited partnership is amended as follows:
(Check all applicable changes here and specify them in item 5.)
(Address changes, P.O. Box alone and c/o are unacceptable)

☐	a)	Admission of a new general partner (give name and business address in item 5 on reverse).

☐	b)	Withdrawal of a general partner (give name in item 5 on reverse).

☒	c)	Change of registered agent and/or registered agent’s office (give new name and address, including county on item 5 on reverse).

☐	d)	Change in the address of the office at which the records required by Section 201 of the Act are kept (give new address, including county, in item 5 on reverse).

☐	e)	Change in the general partners name and/or business address (give name and new address in item 5 on reverse).

☐	f)	Change in the partners’ total aggregate contribution amount (give new dollar amount in item 5 on reverse).

☐	g)	Change in limited partnership’s name (give new name in item 5 on reverse).

☐	h)	Change in date of dissolution (give new date in item 5 on reverse).

☐	i)	Other (give information in item 5 on reverse).

C LP-9.6

Form LP 202

5.        Place Item #4 changes here:

REGISTERED AGENT NAME AND REGISTERED AGENT’S OFFICE.

Jacqueline D. Butler
5999 New Wilke Rd. - Building 5
Rolling Meadows, IL 60008

Cook County, IL

If additional space is needed for item 4, it must be continued in the same format on a plain white 8 1/2 x 11 sheet, which must be stapled to this form.

6.        NAME(S) & BUSINESS ADDRESS(ES) OF GENERAL PARTNER(S)

The undersigned affirms, under penalties of perjury, that the facts stated herein are true.

The original certificate of amendment must be signed by a general partner, all new general partners and at least one withdrawing general partner.

SIGNATURE AND NAME		BUSINESS ADDRESS
1. Signature	/s/ David K. Hill	Number/Street	5999 New Wilke Rd.

Type or print name and title	David K. Hill	City/town	Rolling Meadows, IL 60008
Chairman & CEO
Name of General Partner if a corporation or
other entity	Kimball Hill, Inc.	State	ZIP Code
3187
2. Signature	055-1	Number/Street

Type or print name and title		City/town

Name of General Partner if a corporation or
other entity		State	ZIP Code

3. Signature		Number/Street

Type or print name and title		City/town

Name of General Partner if a corporation or
other entity		State	ZIP Code

(Signatures must be in BLACK INK on an original document. Carbon copy, photocopy or rubber stamp signatures may only be used on conformed copies.)

DO NOT SEND CASH!

Form LP1108C
(Rev. Jan. 1995)

FILING DEADLINE IS
PRIOR TO 12/01/00

$15 Filing Fee

Submit Typed Duplicate

FORMS OF PAYMENTS
Payments must be made
by certified check,
cashier’s check, Illinois
attorney’s check, Illinois
C.P.A.’s check or money
order, Payable to
“Secretary of State”
DO NOT SEND CASH !

SECRETARY OF STATE - STATE OF ILLINOIS

LIMITED PARTNERSHIP BIENNIAL RENEWAL REPORT

DO NOT MAKE CHANGES ON THIS FORM. IF CHANGES ARE NECESSARY, AMENDMENT

FORM LP 202 (ILLINOIS) OR LP 905 (FOREIGN) AND THE $25 FEE IS REQUIRED.

Registered Agent name and Registered Agent’s office address.

JACQUELINE D BUTLER
5999 NEW WILKE RD–BLDG 5	COOK
ROLLING MEADOWS, IL 60008

Limited Partnership Name: THE HAMILTON PLACE PARTNERSHIP

Secretary of State’s Assigned File Number: S004986

Federal Employer Identification Number: 366829368
State of Jurisdiction:      ILLINOIS         If Foreign attach a current Certificate of Good Standing.

I affirm this limited partnership still exists in Illinois.

Address of office where records required by Section 104 (Illinois) or Section 902 (Foreign) are kept:

5999 NEW WILKE RD STE. 504	COOK
ROLLING MEADOWS, IL 60008

The undersigned affirms, under penalty of perjury, that the facts stated herein are true.

Renewal report must be signed by a general partner.

/s/ Hal H. Barber	RETURN TO: Secretary of State Department of Business Services Limited Partnership Division Room 357 Howlett Building Springfield, Illinois 62756 Telephone: (217) 785-8960
(Signature) Hal H. Barber, Senior Vice President
(Type or Print Name and Title) Kimball Hill, Inc.
(Name of General Partner if a corporation or other enity)
(Signature must be in black ink on an original document. Carbon copy, photo copy or rubber stamp signature may only be used on
conformed copies).	000010

Form LP 202
(Rev. Jan. 1999)

Filing Fee $25

SUBMIT IN DUPLICATE!

Return to: Department of
Business Services
Limited Partnership Division
Room 357, Howlett Building
Springfield, IL 62756
Telephone: (217) 785-8960
http://www.sos.state.il.us.

All correspondence regard-
ing this filing will be sent to
the registered agent of the
limited partnership unless a
self-addressed envelope with
pre-paid postage is included.

JESSE WHITE SECRETARY OF STATE STATE OF ILLINOIS CERTIFICATE OF AMENDMENT TO THE CERTIFICATE OF LIMITED PARTNERSHIP (Illinois limited partnership) (Please type or print clearly)

1.	Limited partnership’s name:		The Hamilton Place Partnership

2.	File number assigned by the Secretary of State:		S004986

3.	Federal Employer Identification Number (F.E.I.N.):		366829368

4.	The certificate of limited partnership is amended as follows:
(Check all applicable changes here and specify them in item 5.) (Address changes, P.O. Box alone and c/o are unacceptable)

	☐	a)	Admission of a new general partner (give name and business address in item 5 on reverse).
	☐	b)	Withdrawal of a general partner (give name in item 5 on reverse).
	☒	c)	Change of registered agent and/or registered agent’s office (give new name and address, including county on item 5 on reverse).
	☐	d)	Change in the address of the office at which the records required by Section 201 of the Act are kept (give new address, including county, in item 5 on reverse).
	☐	e)	Change in the general partners name and/or business address (give name and new address in item 5 on reverse).
	☐	f)	Change in the partners’ total aggregate contribution amount (give new dollar amount in item 5 on reverse).
	☐	g)	Change in limited partnership’s name (give new name in item 5 on reverse).
	☐	h)	Change in date of dissolution (give new date in item 5 on reverse).
	☐	i)	Other (give information in item 5 on reverse).

Form LP 202
(Rev. Jan. 1999)

5.	Place Item #4 changes here:

The name and address of the new registered agent is CT Corporation System, 208 South LaSalle Street, Suite 814, Chicago, IL 60604, Cook County.

If additional space is needed for item 4, it must be continued in the same format on a plain white 8 1/2 x 11 sheet, which must be stapled to this form.

6.	NAME(S) & BUSINESS ADDRESS(ES) OF GENERAL PARTNER(S)

The undersigned affirms, under penalties of perjury, that the facts stated herein are true.

The original certificate of amendment must be signed by a general partner, all new general partners and at least one withdrawing general partner.

SIGNATURE AND NAME		BUSINESS ADDRESS
1. Signature	/s/ Hal H. Barber	Number/Street		5999 New Wilke Road, Suite 504

Type or print name and title	Hal H. Barber, Senior Vice	City/town	Rolling Meadows,
President-Finance of Kimball Hill, Inc.
Name of General Partner if a corporation or
other entity	Kimball Hill, Inc.	State	Illinois	ZIP Code	60008

2. Signature	Number/Street

Type or print name and title	City/town

Name of General Partner if a corporation or
other entity	State	ZIP Code

3. Signature	Number/Street

Type or print name and title	City/town

Name of General Partner if a corporation or
other entity	State	ZIP Code

(Signatures must be in BLACK INK on an original document. Carbon copy, photocopy or rubber stamp signatures may only be used on conformed copies.)

DO NOT SEND CASH!

Form LP1108C (Rev. Jan. 2001) FILING DEADLINE IS PRIOR TO 12/01/02 $15 FILING FEE Submit Typed Duplicate

DO NOT SEND CASH!

SECRETARY OF STATE - STATE OF ILLINOIS
LIMITED PARTNERSHIP BIENNIAL RENEWAL REPORT

DO NOT MAKE CHANGES ON THIS FORM. IF CHANGES ARE NECESSARY, PLEASE USE AMENDMENT FORM LP 202 (ILLINOIS) OR LP 905 (FOREIGN)

Registered Agent name and Registered Agent’s office address.

C T CORPORATION SYSTEM
208 SOUTH LASALLE STREET                                  COOK
CHICAGO, IL 60604-1136

Limited Partnership Name: THE HAMILTON PLACE PARTNERSHIP

Secretary of State’s Assigned File Number: S004986 Federal Employer Identification Number: 366829368
State of Jurisdiction: ILLINOIS	If Foreign attach a current Certificate of Good Standing.

I affirm this limited partnership still exists in Illinois.

Address of office where records required by Section 104 (Illinois) or Section 902 (Foreign) are kept:

5999 NEW WILKE RD STE. 504                                   COOK
ROLLING MEADOWS, IL 60008

The undersigned affirms, under penalty of perjury, that the facts stated herein are true.

Renewal report must be signed by a general partner.	RETURN TO: Secretary of State Department of Business Services Limited Partnership Division Room 357 Howlett Building Springfield, Illinois 62756 Telephone: (217) 785-8960
/s/ Hal H. Barber
(Signature)
Hal H. Barber, Senior Vice President
(Type or Print Name and Title)
Kimball Hill, Inc.
(Name of General Partner if a corporation or other entity)
(Signature must be in black ink on an original document. Carbon copy, photo copy or rubber stamp signature may only be used on conformed copies).

001251

Form LP 1110 (Rev. July 2003) SUBMIT IN DUPLICATE! REINSTATEMENT FEE $200 PLUS PENALTY AMOUNT (#6) + 100 TOTAL $ 300
All correspondence regarding this filing will be sent to the registered agent of the limited partnership unless a self- addressed envelope with pre-paid postage is included.	JESSE WHITE SECRETARY OF STATE STATE OF ILLINOIS APPLICATION FOR REINSTATEMENT CERTIFICATE OF LIMITED PARTNERSHIP APPLICATION FOR ADMISSION

1.	Limited partnership’s name:		The Hamilton Place Partnership
.
2.	File number assigned by the Secretary of State:		S004986 .

3.	Federal Employer Identification Number (F.E.I.N.):		366829368 .

4.	Admitting name, foreign only, or assumed name, if any, under which the limited partnership is transacting business in Illinois:
.
5.	State of jurisdiction:		Illinois .
6.	The application for reinstatement is to return the limited partnership to good standing: (Check and complete where appropriate)
	☒	a)	$100 for each failure to file the renewal report(s) before the due date
	☐	b)	$100 for each failure to file the renewal report(s) within 90 days after the anniversary date. The DEFAULT penalty.
	☐	c)	$100 for failure to file a “Certificate to be Governed” in the specified time allowed. (Prior to 1/1/90)
	☐	d)	$100 for failure to maintain a registered agent in this state as required.
	☐	e)	$100 for failure to report a FEIN within 180 days after filing the initial document with the Secretary of State.

Penalty of $100 for each delinquency checked in item number 6 (a through e above).

The penalty amount is: $ 100.00. (ENTER ON TOP OF FORM)

– over –

Reinstatement required but no additional penalty amount due:

☐  f)     Other (specify)

☐  a)  Failure to submit Certificate of Good Standing and/or Certificate of Existence.

☐  b)  Failure to renew required assumed name.

This application must be accompanied by all delinquent reports and/or documents together with the filing fees and penalties required.

The undersigned affirms, under penalties of perjury, that the facts stated herein are true.

The original application for reinstatement must be signed by at least one general partner.

Signature	/s/ Hal H. Barber

Type or print name and title	Hal H. Barber, Senior Vice President

Name of General Partner if a corporation or other entity	Kimball Hill, Inc., member

Kimball Hill Homes Illinois, LLC 0116 - 3396

(must be in good standing)

(Signature must be in BLACK INK on an original document. Carbon copy, photocopy or rubber stamp signatures may only be used on conformed copies.)

FORMS OF PAYMENT:
Payment must be made by certified check, cashier’s check, Illinois attorney’s check, Illinois C.P.A.’s check or money order, payable to “Secretary of State.” DO NOT SEND CASH!

RETURN TO:
Secretary of State
Department of Business Services
Limited Partnership Section
Room 357, Howlett Building
Springfield, Illinois 62756
Telephone: (217) 785-8960
http://www.ilsos.net

Form LP 202
(Rev. July 2003)

Filing Fee $50

SUBMIT IN DUPLICATE!

Return to: Department of
Business Services
Limited Partnership Section
Room 357, Howlett Building
Springfield, IL 62756
Telephone: (217) 785-8960
http://www.llsos.net

All correspondence regard-
ing this filing will be sent to
the registered agent of the
limited partnership unless a
self-addressed envelope with
pre-paid postage is included.

JESSE WHITE SECRETARY OF STATE STATE OF ILLINOIS CERTIFICATE OF AMENDMENT TO THE CERTIFICATE OF LIMITED PARTNERSHIP (Illinois limited partnership) (Please type or print clearly)

1.         Limited partnership’s name:         THE HAMILTON PLACE PARTNERSHIP                                                .

2.         File number assigned by the Secretary of State:       S004986                                                                             .

3.         Federal Employer Identification Number (F.E.I.N.):      366829368                                                                   .

4.         The certificate of limited partnership is amended as follows:

(Check all applicable changes here and specify them in item 5.)

(Address changes, P.O. Box alone is unacceptable)

☒ a)   Admission of a new general partner (give name and business address in item 5 on reverse).

☒ b)   Withdrawal of a general partner (give name in item 5 on reverse).

☐ c)   Change of registered agent and/or registered agent’s office (give new name and address, including county or item 5 on reverse).

☐ d)   Change in the address of the office at which the records required by Section 201 of the Act are kept (give new address in item 5 on reverse).

☐ e)   Change in the general partners name and/or business address (give name and new address in item 5 on reverse).

☐ f)    Change in the partners’ total aggregate contribution amount (give new dollar amount in item 5 on reverse).

☐ g)   Change in limited partnerships name (give new name in item 5 on reverse).

☐ h)   Change in date of dissolution (give new date in item 5 on reverse).

☐ i)    Other (give information in item 5 on reverse).

C LP-9.9

5.         Place item #4 changes here:

new General Partner:	Kimball Hill Homes Illinois, LLC
Address:	5999 New Wilke Road, Bldg 5 Rolling Meadows, IL 60008

Withdrawn General Partner:	Kimball Hill, Inc.
Address:	5999 New Wilke Road, Suite 504 Rolling Meadows, IL 60008

If additional space is needed for item 4, it must be continued in the same format on a plain white 8 1/2 x 11 sheet, which must be stapled to this form.

6.         NAME(S) & BUSINESS ADDRESS(ES) OF GENERAL PARTNER(S)

The undersigned affirms, under penalties of perjury, that the facts stated herein are true.

The original certificate of amendment must be signed by a general partner, all new general partners and at least one withdrawing general partner.

SIGNATURE AND NAME		BUSINESS ADDRESS
1. Signature	/s/ Hal H. Barber	Number/Street		5999 New Wilke Road, Bldg 5

Type or print name and title	Hal H. Barber	City/town	Rolling Meadows
Senior Vice President, Kimball Hill, Inc. member
Name of General Partner if a corporation or
other entity	Kimball Hill Homes, Illinois, LLC	State	Illinois	ZIP Code	60008
(must be in good standing)
2. Signature	/s/ Hal H. Barber	Number/Street		5999 New Wilke Road, Suite 50

Type or print name and title	Hal H. Barber	City/town	Rolling Meadows
Senior Vice President
Name of General Partner if a corporation or
other entity	(withdrawn General Partner) KIMBALL HILL, INC.	State	Illinois	ZIP Code	60008
(must be in good standing)
3. Signature		Number/Street

Type or print name and title		City/town

Name of General Partner if a corporation or
other entity		State		ZIP Code

(Signatures must be in BLACK INK on an original document. Carbon copy, photocopy or rubber stamp signatures may only be used on conformed copies.)

DO NOT SEND CASH!

Form LP 1108C (Rev. 06/12/2003) FILING DEADLINE IS PRIOR TO 12/01/2004 $150 FILING FEE Submit Typed Duplicate

DO NOT SEND CASH !

SECRETARY OF STATE - STATE OF ILLINOIS
LIMITED PARTNERSHIP BIENNIAL RENEWAL REPORT

DO NOT MAKE CHANGES ON THIS FORM. IF CHANGES ARE NECESSARY, PLEASE USE AMENDMENT FORM LP 202 (ILLINOIS) OR LP 905 (FOREIGN)

Registered Agent name and Registered Agent’s office address.

C T CORPORATION SYSTEM
208 SO LASALLE ST, SUITE 814                               Cook County
CHICAGO IL 60604-1101

Limited Partnership Name: THE HAMILTON PLACE PARTNERSHIP

Secretary of State’s Assigned File Number: S004986 Federal Employer Identification Number: 366829368
State of Jurisdiction: Illinois	If Foreign attach a current Certificate of Good Standing.

I affirm this limited partnership still exists in Illinois.

Address of office where records required by Section 104 (Illinois) or Section 902 (Foreign) are kept:

5999 NEW WILKE RD STE. 504              Cook County
ROLLING MEADOWS IL 60008

The undersigned affirms, under penalty of perjury, that the facts stated herein are true.

Renewal report must be signed by a general partner.	RETURN TO:
/s/ Hal H. Barber	Secretary of State Department of Business Services
(Signature)	Limited Partnership Division
Hal H. Barber, Senior Vice President, Kimball Hill, Inc.	Room 357 Howlett Building
(Type or Print Name and Title)	Springfield, Illinois 62756
Kimball Hill Homes Illinois, LLC	Telephone: (217) 785-8960
(Name of General Partner if a corporation or other entity)
(Signature must be in black ink on an original document. Carbon copy, photo copy or rubber stamp signature may only be used on conformed copies).

001204